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                                                                      Exhibit 24

                                  F&M BANCORP
                               Power of attorney

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of F&M BANCORP, hereby constitute and appoint CHARLES W. HOFF, III and FAYE E. CANNON, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation a Form 10K for the period ended December 31, 1994, or other appropriate form, of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Exchange Act of 1934, as amended, and any amendments to such Form 10-K; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated: March 14, 1995

            Name                                         Title
            ----                                         -----
/s/Charles W. Hoff, III                          Chairman of the Board,
-------------------------------                  Chief Executive Officer and Director
Charles W. Hoff, III                             (Principal Executive Officer)

/s/Kenneth M. Sabanosh                           Vice President and Treasurer
-------------------------------                  (Principal Financial Officer and Principal
Kenneth M. Sabanosh                              Accounting Officer)

/s/R. Carl Benna                                 Director
-------------------------------
R. Carl Benna

/s/John D. Brunk                                 Director
-------------------------------
John D. Brunk

/s/Beverly B. Byron                              Director
------------------------------
Beverly B. Byron

/s/Faye E. Cannon                                Director
------------------------------
Faye E. Cannon

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
/s/Martha E. Church                              Director
------------------------------
Martha E. Church,Ph.D.

/s/Albert H. Cohen                               Director
------------------------------
Albert H. Cohen

/s/George B. Delaplaine, Jr.                     Director
------------------------------
George B. Delaplaine, Jr.

/s/Maurice A. Gladhill                           Director
------------------------------
Maurice A. Gladhill

/s/Charles A. Nicodemus                          Director
------------------------------
Charles A. Nicodemus

/s/H. Deets Warfield, Jr.                        Director
------------------------------
H. Deets Warfield, Jr.

/s/John C. Warfield                              Director
------------------------------
John C. Warfield

/s/Thomas R. Winkler                             Director
------------------------------
Thomas R. Winkler


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